Resource Credit Income Fund (the “Fund”)

Supplement dated March 1, 2018

to the Statement of Additional Information (“SAI”) dated February 1, 2018

Effective as of March 1, 2018:

1.	The entries related to Darshan Patel in the table titled “Interested Trustees and Officers” in the SAI are replaced with the following:

Name, Year of Birth and Address	Position/ Term of Office*	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships Held During the Past 5 Years
Lawrence Block Year of Birth: 1967	Secretary, Chief Compliance Officer and Senior Vice President since March 2018

Resource Real Estate Diversified Income Fund, Chief Compliance Officer (since March 2018)

Resource Real Estate, LLC (adviser to Resource Real Estate Diversified Income Fund), Senior Vice President and Assistant Secretary (since September 2016)

Resource Alternative Advisor, LLC (the Fund’s investment adviser), Senior Vice President and Assistant Secretary (since November 2016)

Resource Securities LLC (a registered broker-dealer), Vice President (since May 2017) and Board Member (since September 2016)

Resource Capital Manager, Inc., Senior Vice President and Assistant Secretary (since September 2016)

Ischus Capital Management, LLC, Senior Vice President and Assistant Secretary (since September 2016)

Resource America, Inc., Senior Vice President and Assistant Secretary (since September 2016)

C-III Capital Partners LLC (real estate holding company), Managing Director, Counsel and Chief Compliance Officer (since January 2011)

C-III Investment Management LLC, Managing Director, Counsel and Chief Compliance Officer (since January 2011)

Anubis Securities LLC (a registered broker-dealer), President and Chief Compliance Officer (since January 2011)

Island Capital Group (real estate merchant bank), Managing Director, Counsel and Chief Compliance Officer (since January 2011)

			N/A	N/A

2.	All references to Darshan Patel in the SAI should be deleted and replaced with Lawrence Block.

3.	The following section is added to the SAI on page 31, after the section titled “CODE OF ETHICS”:

COMPLIANCE SERVICES

Pursuant to a Compliance Services Agreement between the Fund and Resource America (acting together with the Fund’s adviser and certain other affiliates of Resource America (collectively, “Resource”)), dated March 1, 2018 (the “CSA”), Resource provides compliance services to the Fund. The services under the CSA are designed to ensure compliance by the Fund with its investment objectives, policies and restrictions, as disclosed in the Fund’s prospectuses and SAI. The CSA also covers, among other items, services associated with monitoring the Fund’s compliance with its policies and procedures and applicable federal, state and foreign securities laws and the rules and regulations thereunder. The initial term of the CSA is two years and will remain in full force from year to year thereafter, subject to annual approval by Resource and the Fund’s Board of Trustees.

In return for the services provided under the CSA, the Fund pays a flat, annual fee of $200,000, payable monthly in twelve (12) equal installments (the “Flat Fee”), provided that each such monthly installment of the Flat Fee shall not exceed a monthly fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets (the “Asset-Based Fee”). For purposes of determining whether the Fund will pay the Asset-Based Fee in any given month, Resource compares the amount of the Flat Fee and Asset-Based Fee that would be due for the given month and charges the Fund the applicable Asset-Based Fee only if such Asset-Based Fee is lower than the monthly installment of the Flat Fee, which is $16,666.66 (1/12 of $200,000).

Please note that all defined terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the SAI.

This Supplement and the SAI provide relevant information for all shareholders and should be retained for future reference. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents can be obtained without charge by calling toll-free 1-855-747-9559.